UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2018

QS

GLOBAL DIVIDEND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Global Dividend Fund for the twelve-month reporting period ended September 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

II	QS Global Dividend Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended September 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s initial reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and a deceleration in nonresidential fixed investment. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on September 30, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. September 2018’s reading was the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In September 2018, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook —released after reporting period ended — the International Monetary Fund (“IMF”)ii said, “Global growth for 2018-19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until

QS Global Dividend Fund	III

Investment commentary (cont’d)

December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	QS Global Dividend Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. The Fund can invest without limitation in foreign securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

We emphasize investments in stocks expected to pay dividends and favor stocks that have shown more stable return characteristics as identified by our proprietary security risk assessment process. Dividend- paying stocks are identified by using a combination of historical dividend payments and future dividend estimates from third party analyst databases, as available. We pursue the Fund’s investment objectives by creating an equity portfolio of primarily dividend-paying stocks using quantitative investment models to assist with stock selection, portfolio construction and risk control.

We attempt to keep to Fund’s volatility lower than that of its benchmark, the MSCI All Country World Index (“MSCI ACWI”)i. We seek to manage volatility through analyzing the measurements of each stock’s risk relative to the overall risk of the equity markets (beta) and looking for companies that offer a combination of attractive yields, high dividend growth, a record of increasing dividends and the cash flow to support dividend payments. Both of these types of risk measures (statistical and fundamental) are used to assist us in constructing a portfolio of securities for the Fund.

Additionally, elements of our fundamentally-based stock-ranking model are used to identify securities that we believe will have superior risk-adjusted returns than the overall equity markets. We are part of a team approach to research to improve quantitative models, which are based on fundamental stock characteristics, and thus the models are expected to evolve over time as changes are incorporated.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equity returns were positive across most regions and sectors for the twelve-month reporting period ended September 30, 2018, with positive results driven largely by record returns in the U.S. In non-U.S. markets, growth slowed over the reporting period; a strong first half tapered off to more mixed results across regions and sectors during the second half of the reporting period. Emerging markets had negative returns during the reporting period.

Global equities began the reporting period with positive returns in the final quarter of 2017, bringing full year gains to double-digits in U.S. dollars. Most major equity markets posted positive returns in each quarter of 2017, in spite of geopolitical tensions in the Middle East and the Korean peninsula, as well as rate hikes in the United States.

QS Global Dividend Fund 2018 Annual Report	1

Fund overview (cont’d)

and the United Kingdom. Central banks in most developed countries kept policy rates steady. However, during the fourth quarter of 2017, the Bank of England (“BoE”)ii hiked rates by 0.25% for the first time in over ten years and, as expected, the U.S. Federal Reserve Board (the “Fed”)iii raised rates by 0.25%, the third rise in 2017. South Korea became the first major Asian economy to raise its main policy rate since 2014.

The persistent trend of global equity growth ended in the first quarter of 2018. Despite a backdrop of solid global economic gains, the market in early February 2018 dipped into correction territory. The sell-off was believed to be sparked by a report that inflation in the U.S. was rising higher than expected, leading to fear that the Fed would accelerate their rate tightening schedule. Aside from inflation, global manufacturing indicators weakened slightly off a near three-and-a-half year high in January 2018. Equities remained volatile through the end of the quarter amid talks of new tariffs and trade friction between the U.S. and China. For the first quarter of 2018, only emerging markets stayed positive.

Global equity market performance in the second quarter of 2018 was positive in the U.S. and only a few other developed markets. Nearly all emerging markets and many developed markets declined in U.S. dollar terms, as the U.S. dollar continued to strengthen and global trade tensions increased amid tariff implementation. Equity market performance continued to be driven by a narrow segment of stocks, as the rally in momentum/growth stocks continued.

Global equity markets had a solid gain in the third quarter 2018 in U.S. dollar terms. In keeping with the general trend of 2018, developed markets outperformed emerging markets, which declined slightly; the U.S. was again the top performer among developed markets, and growth stocks continued to outperform value. While business optimism in the U.S. reached new highs in September 2018, it deteriorated in other regions on weakening economic expansion, higher costs for oil and other commodities, and trade tensions.

The U.S. was a consistent outperformer for the reporting period, with equity markets reaching all-time highs, most notably in the Information Technology (“IT”) and Consumer Discretionary sectors. All sectors posted gains, with almost half in double digits. The market generally benefited from strong economic statistics and muted inflation. In spite of geopolitical tensions and rising interest rates at the end of 2017, the year ended with strong corporate profits and a positive outlook for 2018, driven by the reduction in the corporate tax rates. After a downturn in February 2018 on fears of rapidly rising interest rates, potential trade wars and technology industry regulations, the U.S. was one of only a few developed markets to post a positive second calendar quarter in 2018. U.S. equity markets had a solid gain in the third quarter of 2018 as well. A variety of positive economic and macro data points provided support to equities, including below-average volatility, low jobless claims, strength in manufacturing data, and rising consumer confidence.

Japan was the second best performing developed market after the U.S. for the twelve-month reporting period, with positive returns in all sectors, many in double digits. Employment, consumer prices, and business spending statistics continued to improve. While business sentiment declined in the

2	QS Global Dividend Fund 2018 Annual Report

final quarter of the reporting period on the high cost of materials, the economy experienced moderate growth with a rising gross domestic product (“GDP”)iv. Defensive sectors outperformed; the market was led by the Health Care, Consumer Staples, Communication Services1 and Utilities sectors. The Real Estate and Financials sectors were the weakest performers. We believe that the accommodative stance on monetary policy will likely continue as inflation, while rising at the end of the period, is still less than the Bank of Japan’s (“BOJ”)v goal.

The U.K. also had a positive return for the reporting period despite periods of difficulty around Brexit negotiations, including a decline in the final quarter of the period. Solid gains were posted early in the period, with November 2017 being one of the top months on record for factory output, with a weaker pound benefiting exports. After a weak first quarter of 2018, the U.K. had strong results in April 2018. The business environment included falling inflation and gains in the important services area, though consumer confidence was down. The final quarter of the reporting period saw negative returns across most sectors despite an uptick in manufacturing and the rate of job creation, likely as a result of fears around rising inflation and Brexit. The BoE left interest rates unchanged in September 2018 and noted that news about Brexit negotiations was going poorly — causing private companies to take cost-cutting measures and hold back on investments.

Continental Europe was the laggard among the major regions throughout much of the reporting period, and ended in negative territory. Despite strong economic growth in the fourth quarter of 2017, only about half of the European markets advanced. These widely mixed returns persisted in 2018. In the first calendar quarter of that year, countries like Finland, Italy, and Portugal had positive returns, while others like Switzerland and Ireland, which saw negative returns of more than 4%, declined. Economic and sentiment indicators, which remained firmly in growth mode, fell modestly. In the second calendar quarter of 2018, equity and bond markets reacted to new governments in Spain and Italy. In the latter, the new coalition hinted it might want to leave the euro, leading to a short chaotic period, but walked back the claim. Eurozone banks declined sharply amid uncertainty generated by these claims, as well as the continued anemic interest rate regime. Continental Europe rose modestly in the final quarter of the reporting period. Markets barely reacted to the European Central Bank’s (“ECB”)vi recent announcement that it would reduce its quantitative easing program by half in October 2018 and expects to end the program by the end of 2018. Exports continued to be strong throughout the reporting period. However, manufacturers in the region continued to experience pricing pressure on steel and oil and a slowing growth trend in many markets including Germany and Switzerland.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

QS Global Dividend Fund 2018 Annual Report	3

Fund overview (cont’d)

Across the smaller regions, the resource-based Australia, New Zealand & Canada region, and Asia Developed ex-Japan posted positive returns for the reporting period, while emerging markets declined.

Q. How did we respond to these changing market conditions?

A. Our process focuses on building a portfolio with attractive income and lower volatility than the market overall. We believe that these characteristics will allow us to provide some protection in down markets while still participating in up markets. We strongly believe in the value of a diversified portfolio based on both fundamental and quantitative measures regardless of the environment, but particularly during times of extreme market volatility. Thus, changing market conditions did not warrant a change in our process.

Performance review

For the twelve months ended September 30, 2018, Class IS shares of QS Global Dividend Fund returned 9.98%. The Fund’s unmanaged benchmark, the MSCI All Country World Index, returned 9.77% for the same period. The Lipper Global Equity Income Funds Category Average1 returned 4.19% over the same time frame.

Performance Snapshot as of September 30, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
QS Global Dividend Fund:
Class A	5.65%	9.54%
Class A2	5.58%	9.40%
Class C	5.38%	8.82%
Class FI	5.63%	9.48%
Class I	5.71%	9.71%
Class IS	5.90%	9.98%
MSCI All Country World Index	4.83%	9.77%
Lipper Global Equity Income Funds Category Average[1]	2.98%	4.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 173 funds for the six-month period and among the 169 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

4	QS Global Dividend Fund 2018 Annual Report

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.12%, 1.38%, 1.81%, 1.18%, 0.82% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Region and sector attribution was the primary contributor to relative return for the period. Underweights to emerging markets and Continental Europe, both of which had a negative return for the period, were especially beneficial. An overweight to the benchmark regional outperformer, the U.S., also benefited. Stock selection in the U.S., especially in the Consumer Staples sector, was also a strong contributor to performance, as was selection in emerging markets and Continental Europe, led by the latter in the Energy sector. At the stock level, an investment in America Eagle Outfitters Inc., which is not in the benchmark and which returned over 78% in the Fund was the primary contributor to relative performance for the reporting period. Overweighting Kohls Corp. and Valero Energy Corp., both significant outperformers within the benchmark, were also strong contributors.

Q. What were the leading detractors from performance?

A. Stock selection in Japan was the leading detractor from performance overall for the reporting period, especially in the Consumer Discretionary, Industrials and Health Care sectors. From a specific security perspective, not holding Amazon.com, Inc., which returned over 100% in the benchmark, was the primary detractor from relative return. Overweighting Daito Trust Construction Co., Ltd. and Danske Bank A/S also detracted from performance, given their double digit negative returns over the reporting period.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant changes to the Fund during the period.

Thank you for your investment in QS Global Dividend Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC.

October 22, 2018

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. The manager’s investment style may become out of favor and/or the manager’s selection process may prove

QS Global Dividend Fund 2018 Annual Report	5

Fund overview (cont’d)

incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2018 were: Microsoft Corp. (2.0%), Apple Inc. (1.7%), Cisco Systems Inc. (1.5%), Intel Corp. (1.4%), Walmart Inc. (1.4%), Pfizer Inc. (1.3%), Eli Lilly & Co. (1.3%), McDonald’s Corp. (1.2%), Lockheed Martin Corp. (1.2%) and AbbVie Inc. (1.2%). Please refer to pages 12 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2018 were: Information Technology (16.1%), Consumer Staples (14.1%), Health Care (12.6%), Consumer Discretionary (12.1%) and Financials (11.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

ii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of European Union and the euro currency.

6	QS Global Dividend Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2018 and September 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

QS Global Dividend Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2018 and held for the six months ended September 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.65%	$1,000.00	$1,056.50	1.15%	$5.93	Class A	5.00%	$1,000.00	$1,019.30	1.15%	$5.82
Class A2	5.58	1,000.00	1,055.80	1.32	6.80	Class A2	5.00	1,000.00	1,018.45	1.32	6.68
Class C	5.38	1,000.00	1,053.80	1.78	9.16	Class C	5.00	1,000.00	1,016.14	1.78	9.00
Class FI	5.63	1,000.00	1,056.30	1.19	6.13	Class FI	5.00	1,000.00	1,019.10	1.19	6.02
Class I	5.71	1,000.00	1,057.10	0.98	5.05	Class I	5.00	1,000.00	1,020.16	0.98	4.96
Class IS	5.90	1,000.00	1,059.00	0.76	3.92	Class IS	5.00	1,000.00	1,021.26	0.76	3.85

8	QS Global Dividend Fund 2018 Annual Report

[1]	For the six months ended September 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS Global Dividend Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/18	9.54%	9.40%	8.82%	9.48%	9.71%	9.98%
Five Years Ended 9/30/18	N/A	N/A	N/A	N/A	N/A	8.95
Inception* through 9/30/18	10.12	7.17	9.35	8.30	7.70	9.20

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/18	3.26%	3.13%	7.82%	9.48%	9.71%	9.98%
Five Years Ended 9/30/18	N/A	N/A	N/A	N/A	N/A	8.95
Inception* through 9/30/18	8.00	5.35	9.35	8.30	7.70	9.20

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/18/15 through 9/30/18)	33.96%
Class A2 (Inception date of 4/13/15 through 9/30/18)	27.13
Class C (Inception date of 9/18/15 through 9/30/18)	31.12
Class FI (Inception date of 9/23/14 through 9/30/18)	37.78
Class I (Inception date of 3/2/15 through 9/30/18)	30.43
Class IS (Inception date of 2/28/13 through 9/30/18)	63.51

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are September 18, 2015, April 13, 2015, September 18, 2015, September 23, 2014, March 2, 2015 and February 28, 2013, respectively.

10	QS Global Dividend Fund 2018 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of QS Global Dividend Fund vs. MSCI All Country World Index† — February 28, 2013 - September 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of QS Global Dividend Fund on February 28, 2013 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Global Dividend Fund 2018 Annual Report	11

Schedule of investments

September 30, 2018

QS Global Dividend Fund

Security	Shares	Value
Common Stocks — 99.0%
Communication Services — 9.4%
Diversified Telecommunication Services — 5.6%
AT&T Inc.	95,276	$3,199,368
BCE Inc.	86,456	3,502,685
Bezeq The Israeli Telecommunication Corp., Ltd.	1,757,555	2,019,993	(a)
HKT Trust & HKT Ltd.	2,415,000	3,320,094	(a)
Nippon Telegraph & Telephone Corp.	69,700	3,148,541	(a)
PCCW Ltd.	5,067,000	2,952,005	(a)
Swisscom AG, Registered Shares	5,049	2,291,340	(a)
Total Diversified Telecommunication Services		20,434,026
Media — 2.0%
Eutelsat Communications SA	131,956	3,116,173	(a)
SES SA, FDR	183,019	4,014,490	(a)
Total Media		7,130,663
Wireless Telecommunication Services — 1.8%
KDDI Corp.	118,400	3,271,437	(a)
NTT DOCOMO Inc.	126,000	3,388,228	(a)
Total Wireless Telecommunication Services		6,659,665
Total Communication Services		34,224,354
Consumer Discretionary — 12.1%
Auto Components — 1.6%
Bridgestone Corp.	92,200	3,484,311	(a)
Sumitomo Rubber Industries Ltd.	168,900	2,535,088	(a)
Total Auto Components		6,019,399
Automobiles — 1.7%
Ford Motor Co.	295,994	2,737,944
Subaru Corp.	108,200	3,314,594	(a)
Total Automobiles		6,052,538
Hotels, Restaurants & Leisure — 4.4%
Brinker International Inc.	50,764	2,372,202
Cedar Fair LP	28,588	1,488,863
Cheesecake Factory Inc.	30,133	1,613,321
Darden Restaurants Inc.	24,843	2,762,293
Dunkin’ Brands Group Inc.	44,000	3,243,680
McDonald’s Corp.	26,752	4,475,342
Total Hotels, Restaurants & Leisure		15,955,701
Multiline Retail — 1.0%
Kohl’s Corp.	49,000	3,652,950

See Notes to Financial Statements.

12	QS Global Dividend Fund 2018 Annual Report

QS Global Dividend Fund

Security	Shares	Value
Specialty Retail — 2.8%
American Eagle Outfitters Inc.	144,148	$3,579,195
Foot Locker Inc.	26,395	1,345,617
Shimamura Co., Ltd.	12,500	1,185,091	(a)
TJX Cos. Inc.	37,331	4,181,819
Total Specialty Retail		10,291,722
Textiles, Apparel & Luxury Goods — 0.6%
Yue Yuen Industrial Holdings Ltd.	732,000	2,033,872	(a)
Total Consumer Discretionary		44,006,182
Consumer Staples — 14.1%
Beverages — 1.9%
Asahi Group Holdings Ltd.	67,400	2,921,922	(a)
Keurig Dr Pepper Inc.	36,389	843,133
PepsiCo Inc.	30,445	3,403,751
Total Beverages		7,168,806
Food & Staples Retailing — 3.4%
Lawson Inc.	34,800	2,119,198	(a)
Walgreens Boots Alliance Inc.	28,935	2,109,361
Walmart Inc.	52,499	4,930,181
Wm Morrison Supermarkets PLC	970,458	3,279,546	(a)
Total Food & Staples Retailing		12,438,286
Food Products — 4.0%
Campbell Soup Co.	61,231	2,242,892
Flowers Foods Inc.	87,925	1,640,680
General Mills Inc.	48,864	2,097,243
Kellogg Co.	42,841	2,999,727
Nestle SA, Registered Shares	28,747	2,394,800	(a)
Pinnacle Foods Inc.	48,273	3,128,573
Total Food Products		14,503,915
Household Products — 3.3%
Church & Dwight Co. Inc.	57,962	3,441,204
Clorox Co.	23,378	3,516,285
Kimberly-Clark Corp.	27,935	3,174,533
Procter & Gamble Co.	21,772	1,812,084
Total Household Products		11,944,106
Tobacco — 1.5%
Altria Group Inc.	41,610	2,509,499
Imperial Brands PLC	86,463	3,007,061	(a)
Total Tobacco		5,516,560
Total Consumer Staples		51,571,673

See Notes to Financial Statements.

QS Global Dividend Fund 2018 Annual Report	13

Schedule of investments (cont’d)

September 30, 2018

QS Global Dividend Fund

Security	Shares	Value
Energy — 5.8%
Oil, Gas & Consumable Fuels — 5.8%
Caltex Australia Ltd.	86,719	$1,874,252	(a)
China Petroleum & Chemical Corp., Class H Shares	3,800,000	3,810,450	(a)
Enagas SA	100,000	2,699,333	(a)
Neste Oyj	42,689	3,525,083	(a)
Royal Dutch Shell PLC, Class A Shares	108,572	3,727,070	(a)
TC PipeLines LP	34,316	1,040,804
Valero Energy Corp.	38,482	4,377,328
Total Energy		21,054,320
Financials — 11.1%
Banks — 4.1%
Aozora Bank Ltd.	70,700	2,526,258	(a)
Bankinter SA	310,226	2,856,739	(a)
Danske Bank A/S	90,536	2,375,272	(a)
JPMorgan Chase & Co.	25,250	2,849,210
Toronto-Dominion Bank	68,480	4,161,340
Total Banks		14,768,819
Insurance — 5.2%
Aflac Inc.	78,438	3,692,077
Axis Capital Holdings Ltd.	43,905	2,533,757
Hanover Insurance Group Inc.	27,316	3,369,975
Swiss Re AG	39,585	3,650,615	(a)
Talanx AG	82,915	3,151,634	(a)
Travelers Cos. Inc.	20,094	2,606,393
Total Insurance		19,004,451
Mortgage Real Estate Investment Trusts (REITs) — 1.8%
AGNC Investment Corp.	166,696	3,105,547
Annaly Capital Management Inc.	344,362	3,522,823
Total Mortgage Real Estate Investment Trusts (REITs)		6,628,370
Total Financials		40,401,640
Health Care — 12.6%
Biotechnology — 2.3%
AbbVie Inc.	47,000	4,445,260
Gilead Sciences Inc.	49,759	3,841,892
Total Biotechnology		8,287,152
Health Care Equipment & Supplies — 0.8%
Baxter International Inc.	40,760	3,142,189
Health Care Providers & Services — 3.3%
Aetna Inc.	14,500	2,941,325
CVS Health Corp.	46,497	3,660,244

See Notes to Financial Statements.

14	QS Global Dividend Fund 2018 Annual Report

QS Global Dividend Fund

Security	Shares	Value
Health Care Providers & Services — continued
Humana Inc.	12,229	$4,139,761
Miraca Holdings Inc.	45,200	1,175,524	(a)
Total Health Care Providers & Services		11,916,854
Pharmaceuticals — 6.2%
Eli Lilly & Co.	42,971	4,611,218
GlaxoSmithKline PLC	117,997	2,364,060	(a)
Johnson & Johnson	30,162	4,167,483
Merck & Co. Inc.	42,979	3,048,930
Pfizer Inc.	109,082	4,807,244
Roche Holding AG	14,759	3,571,373	(a)
Total Pharmaceuticals		22,570,308
Total Health Care		45,916,503
Industrials — 8.3%
Aerospace & Defense — 1.2%
Lockheed Martin Corp.	12,883	4,457,003
Air Freight & Logistics — 0.6%
Royal Mail PLC	340,000	2,112,094	(a)
Airlines — 0.5%
Deutsche Lufthansa AG, Registered Shares	75,207	1,847,788	(a)
Commercial Services & Supplies — 2.2%
Republic Services Inc.	54,124	3,932,650
Waste Management Inc.	45,375	4,100,085
Total Commercial Services & Supplies		8,032,735
Construction & Engineering — 1.8%
Obayashi Corp.	339,600	3,216,672	(a)
Taisei Corp.	75,600	3,447,192	(a)
Total Construction & Engineering		6,663,864
Electrical Equipment — 0.9%
Emerson Electric Co.	41,743	3,196,679
Industrial Conglomerates — 0.8%
Jardine Matheson Holdings Ltd.	45,000	2,823,487	(a)
Transportation Infrastructure — 0.3%
Hutchison Port Holdings Trust, Class U Shares	4,157,800	1,039,057	(a)
Total Industrials		30,172,707
Information Technology — 16.0%
Communications Equipment — 2.5%
Cisco Systems Inc.	111,836	5,440,821
Motorola Solutions, Inc.	29,200	3,800,088
Total Communications Equipment		9,240,909

See Notes to Financial Statements.

QS Global Dividend Fund 2018 Annual Report	15

Schedule of investments (cont’d)

September 30, 2018

QS Global Dividend Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — 0.7%
Jabil Inc.	100,000	$2,708,000
IT Services — 1.8%
Capgemini SE	25,538	3,214,045	(a)
International Business Machines Corp.	21,610	3,267,648
Total IT Services		6,481,693
Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp.	104,287	4,931,732
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	85,540	3,777,447
Texas Instruments Inc.	26,000	2,789,540
Total Semiconductors & Semiconductor Equipment		11,498,719
Software — 4.1%
CA Inc.	93,314	4,119,813
Microsoft Corp.	64,052	7,325,627
Open Text Corp.	92,600	3,522,504
Total Software		14,967,944
Technology Hardware, Storage & Peripherals — 3.7%
Apple Inc.	27,915	6,301,532
HP Inc.	164,588	4,241,433
Ricoh Co. Ltd.	270,000	2,899,627	(a)
Total Technology Hardware, Storage & Peripherals		13,442,592
Total Information Technology		58,339,857
Materials — 1.3%
Chemicals — 1.3%
LyondellBasell Industries NV, Class A Shares	21,256	2,178,953
Nutrien Ltd.	43,834	2,530,979
Total Materials		4,709,932
Real Estate — 1.5%
Real Estate Management & Development — 1.5%
Daito Trust Construction Co., Ltd.	22,300	2,868,363	(a)
Hysan Development Co., Ltd.	500,000	2,525,398	(a)
Total Real Estate		5,393,761
Utilities — 6.8%
Electric Utilities — 2.9%
CLP Holdings Ltd.	220,933	2,585,638	(a)
Korea Electric Power Corp.	60,873	1,610,539	(a)
Southern Co.	81,100	3,535,960
Xcel Energy Inc.	60,000	2,832,600
Total Electric Utilities		10,564,737

See Notes to Financial Statements.

16	QS Global Dividend Fund 2018 Annual Report

QS Global Dividend Fund

Security		Shares	Value
Gas Utilities — 0.5%
Osaka Gas Co., Ltd.		91,600	$1,786,716	(a)
Independent Power and Renewable Electricity Producers — 0.4%
Huaneng Power International Inc., Class H Shares		2,524,000	1,650,387	(a)
Multi-Utilities — 3.0%
Canadian Utilities Ltd., Class A Shares		65,000	1,598,266
CMS Energy Corp.		77,776	3,811,024
National Grid PLC		174,373	1,798,027	(a)
WEC Energy Group Inc.		55,091	3,677,875
Total Multi-Utilities			10,885,192
Total Utilities			24,887,032
Total Investments before Short-Term Investments (Cost — $322,045,017)			360,677,961

	Rate
Short-Term Investments — 0.6%
Invesco Treasury Portfolio, Institutional Class (Cost — $2,050,382)	2.042%	2,050,382	2,050,382
Total Investments — 99.6% (Cost — $324,095,399)			362,728,343
Other Assets in Excess of Liabilities — 0.4%			1,365,006
Total Net Assets — 100.0%			$364,093,349

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
FDR	— Fiduciary Depositary Receipts

See Notes to Financial Statements.

QS Global Dividend Fund 2018 Annual Report	17

Schedule of investments (cont’d)

September 30, 2018

QS Global Dividend Fund

Summary of Investments by Country* (unaudited)
United States	59.3%
Japan	11.9
Hong Kong	4.8
Canada	4.2
United Kingdom	3.5
Switzerland	3.3
France	1.7
Spain	1.5
China	1.5
Germany	1.4
Luxembourg	1.1
Taiwan	1.0
Netherlands	1.0
Finland	1.0
Denmark	0.7
Israel	0.6
Australia	0.5
South Korea	0.4
Short-Term Investments	0.6
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2018 and are subject to change.

See Notes to Financial Statements.

18	QS Global Dividend Fund 2018 Annual Report

Statement of assets and liabilities

September 30, 2018

Assets:
Investments, at value (Cost — $324,095,399)	$362,728,343
Foreign currency, at value (Cost — $3,029,791)	2,996,192
Dividends and interest receivable	1,374,377
Receivable for Fund shares sold	29,923
Prepaid expenses	50,852
Total Assets	367,179,687

Liabilities:
Payable for securities purchased	2,752,536
Investment management fee payable	193,542
Payable for Fund shares repurchased	18,260
Trustees’ fees payable	3,725
Service and/or distribution fees payable	2,949
Accrued expenses	115,326
Total Liabilities	3,086,338
Total Net Assets	$364,093,349

Net Assets:
Par value (Note 7)	$274
Paid-in capital in excess of par value	317,594,666
Overdistributed net investment income	(376,670)
Accumulated net realized gain on investments and foreign currency transactions	8,239,910
Net unrealized appreciation on investments and foreign currencies	38,635,169
Total Net Assets	$364,093,349

See Notes to Financial Statements.

QS Global Dividend Fund 2018 Annual Report	19

Statement of assets and liabilities (cont’d)

September 30, 2018

Net Assets:
Class A	$400,121
Class A2	$10,256,768
Class C	$418,072
Class FI	$2,111,415
Class I	$300,611
Class IS	$350,606,362

Shares Outstanding:
Class A	30,015
Class A2	769,445
Class C	31,301
Class FI	158,484
Class I	22,682
Class IS	26,398,217

Net Asset Value:
Class A (and redemption price)	$13.33
Class A2 (and redemption price)	$13.33
Class C*	$13.36
Class FI (and redemption price)	$13.32
Class I (and redemption price)	$13.25
Class IS (and redemption price)	$13.28
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.14
Class A2 (based on maximum initial sales charge of 5.75%)	$14.14

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	QS Global Dividend Fund 2018 Annual Report

Statement of operations

For the Year Ended September 30, 2018

Investment Income:
Dividends and distributions	$15,727,813
Return of capital	(2,819,686)
Net Dividends and Distributions	12,908,127
Interest	54,115
Less: Foreign taxes withheld	(588,161)
Total Investment Income	12,374,081

Expenses:
Investment management fee (Note 2)	2,311,418
Registration fees	108,208
Custody fees	65,287
Fund accounting fees	55,029
Legal fees	40,284
Audit and tax fees	34,768
Service and/or distribution fees (Notes 2 and 5)	31,625
Shareholder reports	28,853
Transfer agent fees (Note 5)	27,482
Trustees’ fees	22,891
Insurance	5,366
Miscellaneous expenses	13,356
Total Expenses	2,744,567
Net Investment Income	9,629,514

Realized and Unrealized Gain on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	7,306,595
Foreign currency transactions	67,783
Net Realized Gain	7,374,378
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,609,194
Foreign currencies	531
Change in Net Unrealized Appreciation (Depreciation)	16,609,725
Net Gain on Investments and Foreign Currency Transactions	23,984,103
Increase in Net Assets From Operations	$33,613,617

See Notes to Financial Statements.

QS Global Dividend Fund 2018 Annual Report	21

Statements of changes in net assets

For the Years Ended September 30,	2018	2017

Operations:
Net investment income	$9,629,514	$7,530,282
Net realized gain	7,374,378	443,468
Change in net unrealized appreciation (depreciation)	16,609,725	13,801,956
Increase in Net Assets From Operations	33,613,617	21,775,706

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,369,084)	(6,550,087)
Net realized gains	(447,547)	(1,749,061)
Decrease in Net Assets From Distributions to Shareholders	(10,816,631)	(8,299,148)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	30,580,774	197,548,376
Reinvestment of distributions	10,816,086	8,298,234
Cost of shares repurchased	(42,968,958)	(69,151,784)
Increase (Decrease) in Net Assets From Fund Share Transactions	(1,572,098)	136,694,826
Increase in Net Assets	21,224,888	150,171,384

Net Assets:
Beginning of year	342,868,461	192,697,077
End of year*	$364,093,349	$342,868,461
*Includes (overdistributed) undistributed net investment income, respectively, of:	$(376,670)	$939,132

See Notes to Financial Statements.

22	QS Global Dividend Fund 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$12.50	$11.97	$10.74	$10.86

Income (loss) from operations:
Net investment income	0.31	0.28	0.34	0.01
Net realized and unrealized gain (loss)	0.87	0.60	1.19	(0.07)
Total income (loss) from operations	1.18	0.88	1.53	(0.06)

Less distributions from:
Net investment income	(0.33)	(0.25)	(0.27)	(0.06)
Net realized gains	(0.02)	(0.10)	(0.03)	—
Total distributions	(0.35)	(0.35)	(0.30)	(0.06)

Net asset value, end of year	$13.33	$12.50	$11.97	$10.74
Total return[3]	9.54%	7.54%	14.32%	(0.53)%

Net assets, end of year (000s)	$400	$293	$145	$10

Ratios to average net assets:
Gross expenses	1.12%	1.12%	1.15%	1.54%[4]
Net expenses[5]	1.12	1.12	1.15	1.30 [4,6]
Net investment income	2.40	2.34	2.92	4.22 [4]

Portfolio turnover rate	14%	43%	7%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 18, 2015 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

QS Global Dividend Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A2 Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$12.50	$11.98	$10.75	$11.44

Income (loss) from operations:
Net investment income	0.30	0.27	0.31	0.13
Net realized and unrealized gain (loss)	0.87	0.58	1.23	(0.74)
Total income (loss) from operations	1.17	0.85	1.54	(0.61)

Less distributions from:
Net investment income	(0.32)	(0.23)	(0.28)	(0.08)
Net realized gains	(0.02)	(0.10)	(0.03)	—
Total distributions	(0.34)	(0.33)	(0.31)	(0.08)

Net asset value, end of year	$13.33	$12.50	$11.98	$10.75
Total return[3]	9.40%	7.30%	14.39%	(5.32)%

Net assets, end of year (000s)	$10,257	$5,949	$1,249	$124

Ratios to average net assets:
Gross expenses	1.28%	1.38%	1.34%	1.72%[4]
Net expenses[5]	1.28	1.38	1.34	1.41 [4,6]
Net investment income	2.33	2.22	2.66	2.54 [4]

Portfolio turnover rate	14%	43%	7%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 13, 2015 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

24	QS Global Dividend Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$12.49	$11.95	$10.74	$10.86

Income (loss) from operations:
Net investment income	0.19	0.18	0.28	0.01
Net realized and unrealized gain (loss)	0.91	0.61	1.16	(0.07)
Total income (loss) from operations	1.10	0.79	1.44	(0.06)

Less distributions from:
Net investment income	(0.21)	(0.15)	(0.20)	(0.06)
Net realized gains	(0.02)	(0.10)	(0.03)	—
Total distributions	(0.23)	(0.25)	(0.23)	(0.06)

Net asset value, end of year	$13.36	$12.49	$11.95	$10.74
Total return[3]	8.82%	6.77%	13.48%	(0.55)%

Net assets, end of year (000s)	$418	$938	$1,069	$10

Ratios to average net assets:
Gross expenses	1.82%	1.81%	1.88%	2.29%[4]
Net expenses[5]	1.82	1.81	1.88	2.05 [4,6]
Net investment income	1.48	1.53	2.44	3.47 [4]

Portfolio turnover rate	14%	43%	7%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 18, 2015 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

QS Global Dividend Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class FI Shares[1]	2018	2017	2016	2015	2014[2]

Net asset value, beginning of year	$12.50	$11.95	$10.74	$10.98	$11.04

Income (loss) from operations:
Net investment income	0.35	0.25	0.43	0.24	0.01
Net realized and unrealized gain (loss)	0.83	0.61	1.10	0.10	(0.07)
Total income (loss) from operations	1.18	0.86	1.53	0.34	(0.06)

Less distributions from:
Net investment income	(0.34)	(0.21)	(0.29)	(0.24)	—
Net realized gains	(0.02)	(0.10)	(0.03)	(0.34)	—
Total distributions	(0.36)	(0.31)	(0.32)	(0.58)	—

Net asset value, end of year	$13.32	$12.50	$11.95	$10.74	$10.98
Total return[3]	9.48%	7.40%	14.26%	3.10%	(0.54)%

Net assets, end of year (000s)	$2,111	$640	$1,812	$10	$10

Ratios to average net assets:
Gross expenses	1.18%	1.18%	1.23%	5.33%	11.92%[4]
Net expenses[5]	1.18	1.18	1.23	1.26 [6]	1.30 [4,6]
Net investment income	2.67	2.03	3.98	2.10	6.76 [4]

Portfolio turnover rate	14%	43%	7%	9%	76%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 23, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2014.

See Notes to Financial Statements.

26	QS Global Dividend Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$12.43	$11.91	$10.69	$11.25

Income (loss) from operations:
Net investment income	0.32	0.36	0.33	0.20
Net realized and unrealized gain (loss)	0.88	0.54	1.23	(0.62)
Total income (loss) from operations	1.20	0.90	1.56	(0.42)

Less distributions from:
Net investment income	(0.36)	(0.28)	(0.31)	(0.14)
Net realized gains	(0.02)	(0.10)	(0.03)	—
Total distributions	(0.38)	(0.38)	(0.34)	(0.14)

Net asset value, end of year	$13.25	$12.43	$11.91	$10.69
Total return[3]	9.71%	7.73%	14.67%	(3.76)%

Net assets, end of year (000s)	$301	$1,169	$187	$59

Ratios to average net assets:
Gross expenses	0.90%	0.82%	0.92%	3.09%[4]
Net expenses[5]	0.90	0.82	0.92	0.93 [4,6]
Net investment income	2.51	2.96	2.90	3.10 [4]

Portfolio turnover rate	14%	43%	7%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 2, 2015 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

QS Global Dividend Fund 2018 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.45	$11.93	$10.70	$10.89	$10.46

Income from operations:
Net investment income	0.35	0.33	0.32	0.29	0.33
Net realized and unrealized gain	0.88	0.58	1.26	0.10	0.57
Total income from operations	1.23	0.91	1.58	0.39	0.90

Less distributions from:
Net investment income	(0.38)	(0.29)	(0.32)	(0.24)	(0.39)
Net realized gains	(0.02)	(0.10)	(0.03)	(0.34)	(0.08)
Total distributions	(0.40)	(0.39)	(0.35)	(0.58)	(0.47)

Net asset value, end of year	$13.28	$12.45	$11.93	$10.70	$10.89
Total return[2]	9.98%	7.82%	14.82%	3.59%	8.84%

Net assets, end of year (millions)	$351	$334	$188	$187	$3

Ratios to average net assets:
Gross expenses	0.76%	0.76%	0.82%	1.04%	6.83%
Net expenses[3]	0.76	0.76	0.82	0.85 [4]	0.85 [4]
Net investment income	2.72	2.73	2.75	2.63	3.10

Portfolio turnover rate	14%	43%	7%	9%	76%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	QS Global Dividend Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Global Dividend Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

QS Global Dividend Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	QS Global Dividend Fund 2018 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Communication services	$6,702,053	$27,522,301	—	$34,224,354
Consumer discretionary	31,453,226	12,552,956	—	44,006,182
Consumer staples	37,849,146	13,722,527	—	51,571,673
Energy	5,418,132	15,636,188	—	21,054,320
Financials	25,841,122	14,560,518	—	40,401,640
Health care	38,805,546	7,110,957	—	45,916,503
Industrials	15,686,417	14,486,290	—	30,172,707
Information technology	52,226,185	6,113,672	—	58,339,857
Materials	4,709,932	—	—	4,709,932
Real estate	—	5,393,761	—	5,393,761
Utilities	15,455,725	9,431,307	—	24,887,032
Total long-term investments	234,147,484	126,530,477	—	360,677,961
Short-term investments†	2,050,382	—	—	2,050,382
Total investments	$236,197,866	$126,530,477	—	$362,728,343

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2018, securities valued at $126,530,477 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

QS Global Dividend Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

32	QS Global Dividend Fund 2018 Annual Report

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$4,485	$(4,485)
(b)	$(576,232)	576,232	—

(a)	Reclassifications are due to book/tax differences in the treatment of partnership investments.
(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions from real estate investment trusts, and book/tax differences in the treatment of partnership investments.

QS Global Dividend Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays QS Investors and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

34	QS Global Dividend Fund 2018 Annual Report

For the year ended September 30, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$579	$23,347	—
CDSCs	—	—	$6

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2018, Legg Mason and its affiliates owned 42% of the Fund.

3. Investments

During the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$49,292,273
Sales	48,375,403

At September 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$323,063,487	$60,526,438	$(20,861,582)	$39,664,856

4. Derivative instruments and hedging activities

During the year ended September 30, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,075	$489
Class A2	20,423	22,029
Class C	6,937	495
Class FI	3,190	2,128
Class I	—	910
Class IS	—	1,431
Total	$31,625	$27,482

QS Global Dividend Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Investment Income:
Class A	$11,028	$4,935
Class A2	212,353	77,236
Class C	9,497	17,995
Class FI	42,846	29,788
Class I	16,413	14,531
Class IS	10,076,947	6,405,602
Total	$10,369,084	$6,550,087
Net Realized Gains:
Class A	$583	$1,284
Class A2	8,657	19,277
Class C	1,063	11,020
Class FI	968	13,714
Class I	808	423
Class IS	435,468	1,703,343
Total	$447,547	$1,749,061

7. Shares of beneficial interest

At September 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	17,102	$218,356	27,080	$332,498
Shares issued on reinvestment	895	11,611	515	6,219
Shares repurchased	(11,416)	(148,503)	(16,266)	(202,091)
Net increase	6,581	$81,464	11,329	$136,626

Class A2
Shares sold	389,843	$5,083,126	400,456	$4,819,680
Shares issued on reinvestment	17,006	221,010	7,992	96,513
Shares repurchased	(113,374)	(1,481,450)	(36,726)	(442,130)
Net increase	293,475	$3,822,686	371,722	$4,474,063

36	QS Global Dividend Fund 2018 Annual Report

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class C
Shares sold	7,173	$93,314	60,532	$716,787
Shares issued on reinvestment	798	10,359	2,382	28,287
Shares repurchased	(51,793)	(668,453)	(77,281)	(941,107)
Net decrease	(43,822)	$(564,780)	(14,367)	$(196,033)

Class FI
Shares sold	147,825	$1,919,442	72,392	$885,828
Shares issued on reinvestment	3,368	43,814	3,654	43,502
Shares repurchased	(43,907)	(577,733)	(176,435)	(2,174,232)
Net increase (decrease)	107,286	$1,385,523	(100,389)	$(1,244,902)

Class I
Shares sold	48,764	$629,977	93,597	$1,137,986
Shares issued on reinvestment	1,341	17,221	1,222	14,954
Shares repurchased	(121,450)	(1,564,258)	(16,461)	(192,297)
Net increase (decrease)	(71,345)	$(917,060)	78,358	$960,643

Class IS
Shares sold	1,744,911	$22,636,559	15,678,894	$189,655,597
Shares issued on reinvestment	812,875	10,512,071	674,502	8,108,759
Shares repurchased	(2,971,918)	(38,528,561)	(5,324,932)	(65,199,927)
Net increase (decrease)	(414,132)	$(5,379,931)	11,028,464	$132,564,429

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2018	2017
Distributions paid from:
Ordinary income.	$10,369,084	$7,531,263
Net long-term capital gains	447,547	767,885
Total distributions paid	$10,816,631	$8,299,148

As of September 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$974,343
Undistributed long-term capital gains — net	6,308,504
Total undistributed earnings	$7,282,847
Other book/tax temporary differences(a)	(451,520)
Unrealized appreciation (depreciation)(b)	39,667,082
Total accumulated earnings (losses) — net	$46,498,409

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of partnership investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between the book and tax cost basis of investments in real estate investment trusts and basis adjustments on partnership investments.

QS Global Dividend Fund 2018 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of QS Global Dividend Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS Global Dividend Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018 and the statement of changes in net assets and financial highlights for each of the two years in the period ended September 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period ended September 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the periods ended on or prior to September 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since 1973. We have not determined the specific year we began serving as auditor.

38	QS Global Dividend Fund 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Global Dividend Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

QS Global Dividend Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	None

40	QS Global Dividend Fund

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President (since 2017) and formerly, Founder and Senior Principal (1983 to 2017), Murphy Capital Management (investment management); and Senior Vice President, Peapack-Gladstone Bank (commercial bank) (since 2017)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (2013 to 2016)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	47
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/ Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

QS Global Dividend Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

42	QS Global Dividend Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

QS Global Dividend Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

44	QS Global Dividend Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2018:

Record date:	12/20/2017	3/27/2018	6/27/2018	9/26/2018
Payable date:	12/21/2017	3/28/2018	6/28/2018	9/27/2018
Ordinary income:
Qualified dividend income for individuals	100.00%	80.47%	80.47%	80.47%
Dividends qualifying for the dividends
received deduction for corporations	49.32%	48.88%	48.88%	48.88%
Long-term capital gain dividend	$0.016340	—	—	—

Please retain this information for your records.

QS Global Dividend Fund	45

QS

Global Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective April 9, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

QS Global Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Global Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Global Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015994 11/18 SR18-3474

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2017 and September 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $182,960 in September 30, 2017 and $207,534 in September 30, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2017 and $0 in September 30, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $24,920 in September 30, 2017 and $25,400 in September 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in September 30, 2017 and $0 in September 30, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2017 and September 30, 2018; Tax Fees were 100% and 100% for September 30, 2017 and September 30, 2018; and Other Fees were 100% and 100% for September 30, 2017 and September 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $160,000 in September 30, 2017 and $432,645 in September 30, 2018.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 21, 2018